1998 SEMIANNUAL REPORT


IDS
Equity Select
Fund


The goals of IDS Equity Select Fund, Inc. are growth of capital and income. The Fund invests primarily in moderate growth stocks, that generally pay dividends and debt securities.

(icon of) three pine trees

      American Express Financial Advisors

      Distributed by American Express Financial Advisors Inc.

(icon of) three pine trees

Budding blue chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known. But there's another group of companies that though smaller and less well-known, boast impressive business histories. These mid-sized companies, which we call "budding blue chips," are the foundation of Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.


Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   23
Board members and officers                  27
IDS mutual funds                            28

      To our shareholders


      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when declines in certain Asian markets spawned a sharp drop in several financial markets worldwide, including the U.S.

      The potential for such volatility reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




      William R. Pearce
     (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      A generally good environment for U.S. stocks provided the foundation for a double-digit gain by IDS Equity Select Fund during the past six months. For the first half of the Fund's fiscal year -- December 1997 through May 1998 -- investors in the Fund's Class A shares realized a total return of 10.4%. (A substantial portion of the return came in the form of a capital gain, which was paid to shareholders in December 1997 and reduced the Fund's net asset value by the same amount at that time.)

      The period began on an uncertain note, as investors continued to sort out the potential longer-term effects of the meltdown in Asian financial markets that had taken place only weeks earlier. By February, though, they evidently had decided that the U.S. market would weather the storm relatively well, and, with support from ongoing reports of subdued inflation and a growing economy, they sent stocks soaring through March. At that point, the rally stalled as concerns about the possibility of higher interest rates and weaker corporate profits held stocks back over the final two months of the period.

      Carrying on the  tradition of recent  years,  large-capitalization  stocks remained at the forefront of the market's advances, a reflection of investors' preference for the more-predictable earnings patterns of large-cap issues. For the Fund, this continued to be a half-a-loaf situation, as its portfolio contained a blend of large- and mid-cap stocks. Overall, the mid-cap issues, while they made a positive contribution to performance, simply couldn't keep pace with their bigger brethren.

      Big names, big winners

      Most productive for the Fund were its holdings among pharmaceutical, retailing, grocery, insurance, telecommunications and brokerage stocks, with large-caps names such as General Electric, Gillette, Coca-Cola, Travelers, Carnival Cruise Lines and Federated Department Stores
      registering some of the greatest gains. Technology, another fairly substantial area of investment for the Fund, proved to be a mixed bag. Although several holdings performed well overall, steep drops in a few stocks negated much of those gains. Working to the Fund's benefit during the six months was my decision to maintain a low level of cash reserves, generally less than 5% of portfolio assets.

      As I have believed for some time, I think consistent earnings growth will continue to be the key to making money in the stock market during the rest of the year. As the longer-term effects of the Asian situation play out and the Federal Reserve considers the inflation data and weighs the merit of an adjustment in short-term interest rates, companies that fail to meet investors' earnings expectations will most likely suffer severe stock-price declines. Therefore, I plan to keep the Fund invested in a broad range of companies that appear able to deliver solid earnings growth and whose stock prices offer relatively good investment value.




      Betty J. Tebault
     (picture of) Betty J. Tebault
      Betty J. Tebault
      Portfolio manager

      To our shareholders


Class A
 6-month performance

(All figures per share)

Net asset value (NAV)

May 31, 1998        $   14.65

Nov. 30, 1997       $   15.76

Decrease            $    1.11


Distributions
Dec. 1, 1997 - May 31, 1998


From income         $    0.08

From capital gains  $    2.40

Total distribution  $    2.48

Total return*           +10.4%**

Class B
 6-month performance

(All figures per share)

Net asset value (NAV)

May 31, 1998        $   14.45

Nov. 30, 1997       $   15.60

Decrease            $    1.15


Distributions
Dec. 1, 1997 - May 31, 1998


From income         $    0.06

From capital gains  $    2.40

Total distribution  $    2.46

Total return*            +9.9%**

Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)

May 31, 1998        $   14.66

Nov. 30, 1997       $   15.77

Decrease            $    1.11


Distributions
Dec. 1, 1997 - May 31, 1998


From income         $    0.09

From capital gains  $    2.40

Total distribution  $    2.49

Total return*           +10.4%**



      *The prospectus discusses the effect of sales charges, if any, on the various classes.

      **The total return is a hypothetical investment in the Fund with all distributions reinvested.

      The Fund's ten largest holdings


                                              Percent               Value
                               (of Fund's net assets)      (as of May 31, 1998)

       Tyco Intl                                4.19%         $47,018,912

       Safeway                                  2.08           23,320,000

       Kohl's                                   2.08           23,305,625

       USA Waste Services                       1.91           21,470,312

       Thermo Electron                          1.89           21,250,625

       Martin Marietta Materials                1.87           20,925,400

       Washington Mutual                        1.79           20,128,125

       Tenet Healthcare                         1.78           19,950,000

       Illinois Tool Works                      1.71           19,140,000

       Travelers Group                          1.67           18,788,000


      For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.


      (icon of) pie chart


      The ten holdings listed here make up 20.97% of the Fund's net assets



      Financial statements


      Statement of assets and liabilities
      IDS Equity Select Fund, Inc.
      May 31, 1998



                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1) (identified cost $779,193,352)                    $1,129,436,721
 Dividends and accrued interest receivable                                                             768,035
 Receivable for investment securities sold                                                          11,900,785
                                                                                                    ----------
 Total assets                                                                                    1,142,105,541
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                  12,031,562
 Payable upon return of securities loaned (Note 4)                                                   7,992,600
 Accrued investment management services fee                                                             15,733
 Accrued distribution fee                                                                                1,285
 Accrued service fee                                                                                     5,360
 Accrued transfer agency fee                                                                             2,140
 Accrued administrative services fee                                                                     1,125
 Other accrued expenses                                                                                 23,444
                                                                                                        ------
 Total liabilities                                                                                  20,073,249
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                             $1,122,032,292
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                        $      766,472
 Additional paid-in capital                                                                        720,729,576
 Undistributed net investment income                                                                    63,621
 Accumulated net realized gain (loss)                                                               50,229,254
 Unrealized appreciation (depreciation) on investments                                             350,243,369
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $1,122,032,292
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $1,058,835,428
                                                          Class B                               $   62,675,607
                                                          Class Y                               $      521,257
 Net asset value per share of outstanding capital stock:  Class A shares      72,272,838        $        14.65
                                                          Class B shares       4,338,820        $        14.45
                                                          Class Y shares          35,551        $        14.66


      See accompanying notes to financial statements.





      Statement of operations
      IDS Equity Select Fund, Inc.
      Six months ended May 31, 1998



                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                        $  4,329,923
 Interest                                                                                            1,466,742
                                                                                                     ---------
 Total income                                                                                        5,796,665
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  2,873,371
 Distribution fee -- Class B                                                                           194,228
 Transfer agency fee                                                                                   364,215
 Incremental transfer agency fee-- Class B                                                               2,645
 Service fee
      Class A                                                                                          886,650
      Class B                                                                                           45,136
      Class Y                                                                                              215
 Administrative services fees and expenses                                                             208,341
 Compensation of board members                                                                           6,035
 Custodian fees                                                                                         45,433
 Postage                                                                                                14,195
 Registration fees                                                                                      56,704
 Reports to shareholders                                                                                 1,454
 Audit fees                                                                                             12,750
 Other                                                                                                   4,406
                                                                                                         -----
 Total expenses                                                                                      4,715,778
      Earnings credits on cash balances (Note 2)                                                       (40,018)
                                                                                                       -------
 Total net expenses                                                                                  4,675,760
                                                                                                     ---------
 Investment income (loss) -- net                                                                     1,120,905
                                                                                                     ---------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on security transactions (Note 3)                                         50,233,275
 Net change in unrealized appreciation (depreciation) on investments                                53,133,353
                                                                                                    ----------
 Net gain (loss) on investments                                                                    103,366,628
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $104,487,533
                                                                                                  ============


      See accompanying notes to financial statements.






      Financial statements


      Statements of changes in net assets
      IDS Equity Select Fund, Inc.



                                  Operations and distributions

                                                                            May 31, 1998         Nov. 30, 1997
                                                                        Six months ended            Year ended
                                                                             (Unaudited)
 Investment income (loss)-- net                                           $    1,120,905        $    3,391,493
 Net realized gain (loss) on security transactions                            50,233,275           158,662,690
 Net change in unrealized appreciation (depreciation) on investments          53,133,353            33,083,694
                                                                              ----------            ----------
 Net increase (decrease) in net assets resulting from operations             104,487,533           195,137,877
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
            Class A                                                           (1,628,854)           (3,486,817)
            Class B                                                               (1,392)                   --
            Class Y                                                                 (844)               (8,283)
      Net realized gain
            Class A                                                         (151,885,350)         (105,561,837)
            Class B                                                           (6,718,805)           (2,509,090)
            Class Y                                                              (59,441)             (423,403)
                                                                                 -------              --------
 Total distributions                                                        (160,294,686)         (111,989,430)
                                                                            ------------          ------------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                 92,836,275            48,203,493
      Class B shares                                                          20,030,150            20,583,946
      Class Y shares                                                             196,440               240,961
 Reinvestment of distributions at net asset value
      Class A shares                                                         143,512,861           102,820,314
      Class B shares                                                           6,674,880             2,497,834
      Class Y shares                                                              60,285               431,686
 Payments for redemptions
      Class A shares                                                        (100,310,592)          (86,725,639)
      Class B shares (Note 2)                                                 (3,046,109)           (3,679,610)
      Class Y shares                                                             (99,621)           (3,496,216)
                                                                                 -------            ----------
 Increase (decrease) in net assets from capital share transactions           159,854,569            80,876,769
                                                                             -----------            ----------
 Total increase (decrease) in net assets                                     104,047,416           164,025,216
 Net assets at beginning of period                                         1,017,984,876           853,959,660
                                                                           -------------           -----------
 Net assets at end of period                                              $1,122,032,292        $1,017,984,876
                                                                          ==============        ==============
 Undistributed net investment income                                      $       63,621        $      573,806
                                                                          --------------        --------------


      See accompanying notes to financial statements.



      Notes to financial statements


      IDS Equity Select Fund, Inc.
      (Unaudited as to May 31, 1998)


  1

Summary of
significant
accounting policies



      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in moderate growth stocks that generally pay dividends and debt securities. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.



  2

Expenses and
sales charges



      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio and providing administrative services. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period as measured against the change in the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $80,550 for the six months ended May 31, 1998.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

    o Class A $15

    o Class B $16

    o Class Y $15


      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $756,013 for Class A and $17,847 for Class B for the six months ended May 31, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended May 31, 1998, the Fund's custodian and transfer agency fees were reduced by $40,018 as a result of earnings credits from overnight cash balances.



  3

Securities
transactions



      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $320,643,784 and $311,816,056, respectively, for the six months ended May 31, 1998. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $33,450 for the six months ended May 31, 1998.



  4

Lending of
portfolio securities

      At May 31, 1998, securities valued at $7,583,766 were on loan to brokers. For collateral, the Fund received $7,992,600 in cash. Income from securities lending amounted to $123,308 for the six months ended May 31, 1998. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.



  5

Capital share
transactions



      Transactions in shares of capital stock for the periods indicated are as follows:

                                       Six months ended May 31, 1998

                                   Class A         Class B         Class Y

      Sold                       6,300,243       1,389,233          13,143

      Issued for reinvested     10,809,133         508,950           4,536
        distributions

      Redeemed                  (6,786,246)       (209,443)         (6,543)

      Net increase (decrease)   10,323,130       1,688,740          11,136


                                         Year ended Nov. 30, 1997

                                   Class A         Class B         Class Y

      Sold                       3,394,107       1,462,440          17,921

      Issued for reinvested      8,158,272         199,990          34,316
        distributions

      Redeemed                  (6,172,167)       (260,727)       (253,855)

      Net increase (decrease)    5,380,212       1,401,703        (201,618)



6

Financial
highlights


      The  tables  below  show  certain  important  financial   information  for
      evaluating the Fund's results.

                                    Fiscal period ended Nov. 30,

                                    Per share income and capital changes(a)

                                                                         Class A

                               1998(f)   1997      1996     1995    1994(b)     1993    1992     1991    1990      1989

Net asset value,               $15.76  $14.71    $12.35   $10.31    $12.04    $11.19  $10.18    $8.82   $10.01    $8.09
beginning of period
                                    Income from investment operations:
Net investment
income (loss)                     .02     .05       .07      .10       .10       .11     .13      .18      .26      .34
Net gains (losses)               1.35    2.93      3.30     2.55      (.64)     1.31    1.69     1.75    (.55)     1.89
(both realized
and unrealized)

Total from investment            1.37    2.98      3.37     2.65      (.54)     1.42    1.82     1.93    (.29)     2.23
operations

                                    Less distributions:
Dividends from net               (.02)   (.06)     (.06)    (.12)     (.09)     (.11)   (.14)    (.20)   (.27)     (.31)
investment income
Distributions from              (2.46)  (1.87)     (.95)    (.49)    (1.10)     (.46)   (.67)    (.37)   (.63)       --
realized gains

Total distributions             (2.48)  (1.93)    (1.01)    (.61)    (1.19)     (.57)   (.81)    (.57)   (.90)     (.31)

Net asset value,               $14.65  $15.76    $14.71   $12.35    $10.31    $12.04  $11.19   $10.18   $8.82    $10.01
end of period

                                    Ratios/supplemental data

                                                                         Class A

                               1998(f)   1997      1996     1995    1994(b)     1993    1992    1991      1990    1989

Net assets, end of             $1,059    $976      $832     $674      $581      $617    $475    $400      $348    $392
period (in millions)
Ratio of expenses to            .83%g    .83%      .87%     .84%      .71%      .77%    .74%    .67%      .63%    .57%
average daily net assets(c)
Ratio of net income (loss)      .24%g    .39%      .53%     .94%      .90%     1.00%   1.22%   1.82%     2.78%   3.58%
to average daily net assets
Portfolio turnover rate           30%     63%       64%      62%       46%       41%     42%     46%       55%     49%
(excluding short-term
securities)

Total return(d)                 10.4%   23.6%     29.5%    27.1%     (5.3%)    13.2%   19.2%   22.9%     (3.3%)  27.9%

Average brokerage              $.0596  $.0498    $.0557       --        --        --      --      --        --      --
commission rate(e)


a For a share outstanding throughout the period. Rounded to the nearest cent.
b On Nov. 10, 1994, the Fund's name changed from IDS Equity Plus Fund, Inc. to
  IDS Equity Select Fund, Inc.
c Effective fiscal year 1996, expense ratio is based on total expenses of the
  Fund before reduction of earnings credits on cash balances.
d Total return does not reflect payment of a sales charge.
e Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
f Six months ended May 31, 1998 (Unaudited).
g Adjusted to an annual basis.






                                    Fiscal period ended Nov. 30,

                                    Per share income and capital changes(a)

                                                            Class B                                     Class Y

                                               1998(g)    1997     1996   1995(b)          1998(g)    1997     1996  1995(b)

Net asset value,                               $15.60   $14.63   $12.31   $10.37           $15.77   $14.72   $12.35  $10.37
beginning of period

                                    Income from investment operations:
Net investment
income (loss)                                      --     (.01)    (.03)     .05              .02      .06      .10     .08
Net gains (losses)                               1.31     2.85     3.30     1.95             1.36     2.93     3.30    2.00
(both realized and unrealized)

Total from investment operations                 1.31     2.84     3.27     2.00             1.38     2.99     3.40    2.08

                                    Less distributions:

Dividends from net investment income               --       --       --    (.06)             (.03)    (.07)    (.08)   (.10)

Distributions from realized gains              (2.46)    (1.87)    (.95)     --             (2.46)   (1.87)    (.95)     --

Total distributions                            (2.46)    (1.87)    (.95)   (.06)            (2.49)   (1.94)   (1.03)   (.10)

Net asset value, end of period                $14.45    $15.60   $14.63  $12.31            $14.66   $15.77   $14.72  $12.35


                                    Ratios/supplemental data

                                                           Class B                                      Class Y

                                              1998(g)     1997     1996  1995(b)           1998(g)    1997     1996   1995(b)

Net assets, end of                               $63       $41      $18      $3                $1      $--       $3       $3
period (in millions)
Ratio of expenses to                          1.60%d     1.59%    1.63%  1.68%d             .76%d     .70%     .70%    .70%d
average daily net assets(c)
Ratio of net income (loss)                   (.52%)d     (.35%)   (.21%)  .08%d             .30%d     .54%     .69%   1.08%d
to average daily net assets
Portfolio turnover                               30%       63%      64%     62%               30%      63%      64%      62%
rate (excluding short-term
securities)

Total return(e)                                 9.9%     22.6%    28.6%   19.3%             10.4%    23.7%    29.8%    20.0%

Average brokerage commission rate(f)          $.0596   $ .0498   $.0557      --            $.0596   $.0498   $.0557       --



a For a share outstanding throughout the period.  Rounded to the nearest cent.
b Inception date was March 20, 1995.
c Effective fiscal year 1996, expense ratio is based on total expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.
f Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
g Six months ended May 31, 1998 (Unaudited).


      Investments in securities


      IDS Equity Select Fund, Inc.
      May 31, 1998 (Unaudited)



                                                     (Percentages represent
                                                       value of investments
                                                     compared to net assets)


 Common stocks (96.2%)
Issuer                       Shares       Value(a)

 Aerospace & defense (2.4%)
 General Motors Cl H        185,000      $9,157,500
 Howmet Intl                330,000(b)    4,991,250
 Precision Castparts        230,000      13,253,750
 Total                                   27,402,500

 Automotive & related (1.1%)
 Danaher                    173,500      12,546,219


 Banks and savings & loans (7.8%)
 BankAmerica                110,000       9,095,625
 BankBoston                  60,000       6,322,500
 First Chicago NBD          135,000      11,804,063
 First Union                280,000      15,487,500
 Norwest                    449,200      17,462,650
 Wachovia                    93,700       7,501,856
 Washington Mutual          285,000      20,128,125
 Total                                   87,802,319

 Beverages & tobacco (1.2%)
 Coca-Cola                  170,000      13,323,750


 Building materials & construction (6.1%)
 Martin Marietta Materials  454,900      20,925,400
 Tyco Intl                  849,100      47,018,912
 Total                                   67,944,312


 Chemicals (1.9%)
 USA Waste Services         455,000(b)   21,470,312


 Commercial finance (0.7%)
 Finova Group               143,305       7,926,558


 Communications equipment & services (0.9%)
 ADC Telecommunications     345,000(b)    9,703,125


 Computers & office equipment (6.1%)
 BMC Software               140,000(b)    6,448,750
 Cisco Systems              210,000(b)   15,881,250
 Compaq Computer            505,000      13,792,812
 Parametric Technology      355,800(b)   10,907,494
 PeopleSoft                 235,000(b)   10,266,563
 Solectron                  260,000(b)   10,757,500
 Total                                   68,054,369


 Electronics (0.8%)
 Intel                      130,000       9,286,875


 Energy (1.6%)
 Mobil                      120,000       9,360,000
 Tosco                      266,700       8,467,725
 Total                                   17,827,725

 Energy equipment & services (1.0%)
 Transocean Offshore        235,000      11,588,437


 Financial services (5.4%)
 CIT Group Cl A             271,800       8,561,700
 Franklin Resources         190,000       9,286,250
 Household Intl             102,000      13,801,875
 Morgan Stanley, Dean
    Witter, Discover & Co   132,000      10,304,250
 Travelers Group            308,000      18,788,000
 Total                                   60,742,075


 Food (2.9%)
 Flowers Inds               529,000      10,910,625
 General Mills              175,000      11,943,750
 Sara Lee                   160,200       9,431,775
 Total                                   32,286,150

 Foreign (5.0%)(c)
 ACE                        510,000      18,168,750
 Schlumberger               125,000       9,757,812
 SmithKline Beecham ADR     219,100      11,790,319
 Telecomunicacoes
    Brasileiras-Telebras ADR 149,500     15,940,438
 Total                                   55,657,319

 Health care (9.0%)
 ALZA                       249,000(b)   12,045,375
 American Home Products     260,000      12,561,250
 Baxter Intl                245,000      14,010,937
 Guidant                    240,000      15,465,000
 Immunex                    225,000(b)   13,893,750
 Johnson & Johnson          110,000       7,596,875
 Merck & Co                  82,000       9,599,125
 Sybron Intl                650,000(b)   15,559,375
 Total                                  100,731,687


 Health care services (3.2%)
 Service Corp Intl          386,000      15,777,750
 Tenet Healthcare           570,000(b)   19,950,000
 Total                                   35,727,750


 Household products (3.6%)
 Gillette                   140,000      16,397,500
 Newell                     290,000      13,992,500
 ServiceMaster              300,000       9,918,750
 Total                                   40,308,750

 Industrial equipment & services (4.4%)
 Deere & Co                 165,000       8,559,375
 Illinois Tool Works        290,000      19,140,000
 Thermo Electron            605,000(b)   21,250,625
 Total                                   48,950,000



 Insurance (1.0%)
 UNUM                       204,800      11,379,200


 Leisure time & entertainment (0.9%)
 Carnival Cl A              150,000      10,162,500


 Media (7.1%)
 Belo (AH) Cl A             205,000      10,557,500
 CBS570,000              18,097,500
 Chancellor Media           440,000(b)   18,397,500
 Comcast Cl A                60,000       2,025,000
 Comcast Special Cl A       320,000      10,970,000
 Gannett                    130,000       8,571,875
 Univision Communications
    Cl A                    290,000(b)   10,077,500
 Young & Rubicam             54,200(b)    1,517,600
 Total                                   80,214,475

 Metals (0.4%)
 Aluminum Co of America      69,000       4,786,875


 Multi-industry conglomerates (3.2%)
 Baldor Electric            231,600       6,036,075
 Cendant                    390,620(b)    8,471,571
 Emerson Electric           125,000       7,593,750
 General Electric           163,500      13,631,813
 Total                                   35,733,209


 Paper & packaging (1.6%)
 Fort James                 285,000      13,626,562
 Owens-Illinois             105,000       4,718,438
 Total                                   18,345,000


 Real estate investment trust (0.8%)
 CCA Prison                 280,000(d)    8,767,500


 Restaurants & lodging (1.8%)
 Marriott Intl Cl A         234,000       8,131,500
 Wendy's Intl               500,000      12,343,750
 Total                                   20,475,250


 Retail (11.5%)
 Consolidated Stores        300,000(b)   11,456,250
 Costco Cos                 210,000(b)   12,153,750
 CVS83,800                5,881,712
 Dollar General             250,000       9,531,250
 Federated Depart Stores    285,000(b)   14,766,563
 Home Depot                 150,000      11,784,375
 Kohl's                     490,000(b)   23,305,625
 Rite Aid                   480,000      17,190,000
 Safeway                    640,000(b)   23,320,000
 Total                                  129,389,525

 Utilities -- telephone (2.8%)
 BellSouth                  270,000      17,415,000
 WorldCom                   300,000(b)   13,650,000
 Total                                   31,065,000


 Total common stocks
 (Cost: $729,355,397)                $1,079,598,766





 Short-term securities (4.4%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase

 U.S. government agencies (2.6%)
 Federal Home Loan Bank Disc Nt
    06-03-98       5.39%       $900,000    $899,463
 Federal Home Loan Mtge Corp Disc Nts
    06-05-98       5.44       2,300,000   2,297,924
    06-16-98       5.44       4,600,000   4,588,227
    06-26-98       5.46       9,500,000   9,461,240
    06-29-98       5.45       4,700,000   4,678,733
 Federal Natl Mtge Assn Disc Nts
    06-12-98       5.42       5,000,000   4,990,250
    06-22-98       5.45       2,100,000   2,092,701
 Total                                   29,008,538


 Commercial paper (1.8%)
 Ameritech Capital Funding
    06-22-98       5.51       4,700,000(e)4,683,545
 Fleet Funding
    06-03-98       5.54       3,600,000(e)3,597,796
    07-08-98       5.58       3,700,000(e)3,677,754

 Glaxo Wellcome
    06-08-98       5.53         800,000(e)  798,898
    06-26-98       5.54         700,000(e)  697,107
 Paccar Financial
    06-09-98       5.54         900,000     898,617
 Sysco
    06-23-98       5.53       3,600,000(e)3,586,776
 Xerox
    06-24-98       5.52       2,900,000   2,888,924
 Total                                   20,829,417


 Total short-term securities
 (Cost: $49,837,955)                    $49,837,955


 Total investments in securities
 (Cost: $779,193,352)(f)             $1,129,436,721



      See accompanying notes to investments in securities.

      Investments in securities


      IDS Equity Select Fund, Inc.



 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At May 31, 1998, the cost of securities for federal income tax purposes was approximately $779,193,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:





Unrealized appreciation.........................................$360,632,000
Unrealized depreciation..........................................(10,388,000)
Net unrealized appreciation.....................................$350,244,000

          Board members and officers

                 Independent board members and officers

Chairman         William  R.  Pearce*
of the board     Chairman of the board,  Board  Services  Corporation  (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

                 H.  Brewster  Atwater,  Jr.
                 Former chairman and chief executive officer, General Mills, Inc.

                 Lynne  V.  Cheney
                 Distinguished fellow, American Enterprise Institute for Public Policy Research.

                 Heinz F. Hutter
                 Former president and chief operating officer, Cargill, Inc.

                 Anne P. Jones
                 Attorney and telecommunications consultant.

                 Alan K. Simpson
                 Former United States senator for Wyoming.

                 Edson W. Spencer
                 Retired chairman and chief executive officer, Honeywell, Inc.

                 Wheelock Whitney
                 Chairman, Whitney Management Company.

                 C. Angus Wurtele
                 Chairman of the board, The Valspar Corporation.

                 Officer

Vice president,  Leslie L. Ogg*
general counsel  President of Board Services Corporation.
and secretary


                 Board members and officers associated with AEFC

President        John R. Thomas*
                 Senior vice president, AEFC.

                 William  H.  Dudley*
                 Senior  advisor  to the  chief  executive officer, AEFC.

                 David R. Hubers*
                 President and chief executive officer, AEFC.


                 Officers associated with AEFC

Vice president   Peter J. Anderson*
                 Senior vice  president,  AEFC

Vice president   Frederick C. Quirsfeld*
                 Vice president, AEFC

Treasurer        Matthew N. Karstetter*
                 Vice president, AEFC

      * Interested person as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed



Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



AMERICAN EXPRESS Financial Advisors


IDS Equity Select Fund
IDS Tower 10
Minneapolis, MN 55440-0010